Exhibit 10 (a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 2 to Registration Statement No. 333-114561 of Allstate Financial Advisors Separate Account I (the "Account") of our report dated February 4, 2004, on the consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph relating to changes in the methods of accounting for embedded derivatives in modified coinsurance agreements and variable interest entities in 2003), and our report dated April 12, 2004 on the financial statements of the subaccounts of the Account, appearing in such Registration Statement and in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account) and to the reference to us under the heading "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
December 28, 2004

Exhibit 10 (b)

                                   CONSENT OF
                               FOLEY & LARDNER LLP

         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus related to the supplements included in Post-Effective Amendment 2 to the Form N-4 Registration Statement of Allstate Financial Advisors Separate Account I (File No. 333-114561).


                                            /s/  Foley & Lardner LLP
                                            FOLEY & LARDNER LLP

Washington, D.C.
December 29, 2004